Exhibit 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Thomas W. Ohrt, the Chief Financial Officer of Vitro Biopharma, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the period ended July 31, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 18, 2026

By:	/s/ Thomas W. Ohrt
Name:	Thomas W. Ohrt
Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)